ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

                          $1,610,777,600 (APPROXIMATE)          OCTOBER 8, 1998
                     GS MORTGAGE SECURITIES CORPORATION II
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-C1

APPROXIMATE SECURITIES STRUCTURE:
---------------------------------

                                              EXPECTED                    EXPECTED
                             APPROXIMATE       CREDIT        EXPECTED     PRINCIPAL
                            FACE/NOTIONAL     SUPPORT        WEIGHTED      PAYMENT
  CLASS    EXPECTED RATING   AMOUNT (MM)     (% OF UPB)   AVERAGE LIFE(a) WINDOW(a)
-------------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
 X         AAA                $1,858.1(b)                       9.05     11/98-08/19
 A1        AAA                  [208.1](c)       31.0%          5.03     11/98-08/07
 A1F       AAA (FLT)            [TOTAL](c)       31.0           5.03     11/98-08/07
 A2        AAA                   423.8           31.0           9.49     08/07-06/08
 A3        AAA                   650.2           31.0           8.94     11/98-08/08
 B         AA                    111.5           25.0           9.80     08/08-08/08
 C         A (d)                 102.2           19.5           9.84     08/08-09/08
 D         BBB (d)                83.6           15.0           9.89     09/08-09/08
 E         BBB- (d)               37.2           13.0           9.89     09/08-09/08

PRIVATELY PLACED CLASSES (e)
-------------------------------------------------------------------------------------
 F         BB                    102.2            7.5           9.95     09/08-10/08
 G         B                      65.0            4.0          12.82     10/08-05/13
 H         B-                     18.6            3.0          14.83     05/13-11/13
 J         UR                     55.7            -            17.66     11/13-09/19
                                  ----
           TOTAL SECURITIES:  $1,858.1
-------------------------------------------------------------------------------------

(a) Calculated at 0% CPR, no balloon extension and Hyper-Amortization Loans pay in full on Anticipated Repayment Dates.
(b) Notional amount on interest only class.
(c) The aggregate Notional Amount of Classes A1 and A1F equals approximately $208.1MM.
(d) Subject to a cap equal to the weighted average Net Mortgage rate, determined without regard to any modification of the mortgage loans, in effect from time to time on the mortgage loans
(e) Not offered hereby.

KEY FEATURES:
-------------
Lead Manager:                     Goldman, Sachs & Co.
Mortgage Loan Sellers:            Goldman Sachs Mortgage Company:
                                       GSMC Large Loans ($390MM)
                                       Archon ($588MM)
                                       CPC ($300MM)
                                  Amresco Capital, L.P. ($590MM)
Master Servicer:                  TBD
Special Servicer:                 TBD
Trustee:                          TBD
Fiscal Agent:                     TBD
Bond Type:                        Floater - A1F; Fixed - all others
Launch:                           On or about October 21, 1998
Pricing:                          On or about October 23, 1998
Closing:                          On or about October 29, 1998
Cut-Off Date:                     Generally October 1, 1998
Distribution Date:                18 of each month, or following business day
                                   (commencing November 1998)
ERISA Eligible:                   Classes A1, A2, A3 and X are expected to be
                                  ERISA eligible subject to certain conditions
                                  for eligibility
Representations & Warranties:     Provided by applicable Mortgage Loan Sellers
Structure:                        Sequential pay
Day Count:                        30/360, Actual/360 for Class A1F
Tax Treatment:                    REMIC/Grantor Trust
Rated Final Distribution Date:    TBD
Clean up Call:                    1.0%
Minimum Denominations:            Publicly Offered Classes except Class X:
                                  $10,000 & $1
                                  Class X: $1,000,000 Notional Amount & $1
Delivery:                         DTC for publicly traded certificates
SWAP for class A1F:               Through appropriate rated counterparty

-------------------------------------------------------------------------------

COLLATERAL FACTS:
-----------------
INITIAL POOL BALANCE:                                            $1,858,089,282
NUMBER OF MORTGAGE LOANS:                                                   322
AVERAGE CUT-OFF DATE BALANCE:                                        $5,770,464
WEIGHTED AVERAGE CURRENT MORTGAGE RATE (a):                              7.372%
WEIGHTED AVERAGE U/W DSCR (b):                                            1.53x
WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO:                                  68.3%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (c):                     126 months
WEIGHTED AVERAGE REMAINING AMORTIZATION TERM:                        310 months
WEIGHTED AVERAGE SEASONING:                                            4 months
BALLOON LOANS AS % OF TOTAL:                                              64.3%
TEN LARGEST LOANS AS % OF TOTAL:                                          35.3%
-------------------------------------------------------------------------------
(a) Gross Coupon.
(b) U/W DSCR is the ratio of Underwritten NCF over the annualized debt service payments.
(c) Anticipated Repayment Date for loans with Hyper-Amortization. All information presented herein with respect to Hyper-Amortization Loans assumes that they mature on their respective Anticipated Repayment Dates.

                              TEN LARGEST LOANS
LOAN                     BALANCE ($MM)    % BY UPB    WTD. AVG. DSCR  PROP. TYPE
-----------------------------------------------------------------------------------------
AMERICOLD POOL               147.6          7.9%           1.94x      Industrial
AIMCO MULTIFAMILY POOL       109.1          5.9            1.39       Multifamily
EPT POOL                     104.7          5.6            2.06       Movie Theater
SKYLINE CITY POOL             87.4          4.7            1.36       Office
WASHINGTON MONARCH HOTEL      47.0          2.5            1.70       Lodging
HOLIDAY INN POOL              44.0          2.4            1.26       Lodging
FIRST PLACE TOWER             32.9          1.8            1.40       Office
FOUR WINDS                    31.4          1.7            2.66       Healthcare
FACTORY STORES AT
  HERSHEY                     25.6          1.4            1.32       Retail
TLS POOL A (a)                25.4          1.4            1.30       Retail/Multifamily
                              ----          ---            ----
TOTAL/WEIGHTED
   AVERAGE                   655.2         35.3%           1.68x
-----------------------------------------------------------------------------------------

(a) There is a second related $22.5MM loan pool (TLS Pool B) which is not crossed with TLS Pool A.

SELECTED LOAN DATA:
-------------------

                                                      CUT-OFF DATE BALANCE
                             NUMBER OF               (AS OF OCT 1, 1998) (a)
                             MORTGAGED    ----------------------------------------------
GEOGRAPHIC DISTRIBUTION     PROPERTIES        (MM)       % BY BALANCE   WTD. AVG. DSCR
----------------------------------------------------------------------------------------
CALIFORNIA                         41     $   294.2         15.8%           1.51x
NEW YORK                           30         163.4          8.8            1.59
TEXAS                              48         157.6          8.5            1.65
VIRGINIA                           22         128.0          6.9            1.39
OHIO                               19          98.3          5.3            1.46
OTHER                             261       1,016.6         54.7            1.53
                                  ---       -------         ----            ----
     TOTAL/WTD. AVG.              421      $1,858.1        100.0%           1.53x
----------------------------------------------------------------------------------------

                                                      CUT-OFF DATE BALANCE
                             NUMBER OF              (AS OF OCT 1, 1998) (a)
                             MORTGAGED     ---------------------------------------------
PROPERTY TYPE               PROPERTIES        (MM)       % BY BALANCE   WTD. AVG. DSCR
----------------------------------------------------------------------------------------
RETAIL                           117       $   448.6          24.1%         1.36x
LODGING                           73           308.4          16.6          1.55
OFFICE                            52           301.1          16.2          1.41
MULTIFAMILY                       72           294.1          15.8          1.39
INDUSTRIAL                        56           244.1          13.1          1.72
MOVIE THEATRE                      8           104.7           5.6          2.06
HEALTHCARE                        11            93.6           5.0          2.04
OTHER                             32            63.5           3.4          1.53
                                  --         -------           ---          ----
   TOTAL/WTD. AVG.               421        $1,858.1         100.0%         1.53x
----------------------------------------------------------------------------------------

(a) Column totals may not add due to rounding.

PREPAYMENT PROVISIONS (AS OF CUT-OFF DATE):
-------------------------------------------

PREPAYMENT RESTRICTIONS       LOAN GROUP 1       LOAN GROUP 2          AGGREGATE
---------------------------------------------------------------------------------------
LOCKOUT/DEFEASANCE                  74.7%            58.7%                 69.1%
GREATER OF YM OR 1%                 22.9             28.5                  24.8
LOCKOUT                              2.4             12.3                   5.9
LOCKOUT/YM                           0.0              0.5                   0.2
---------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                             MORTGAGE POOL OVERVIEW
-------------------------------------------------------------------------------

COLLATERAL FACTS                                  LOAN GROUP 1         LOAN GROUP 2             AGGREGATE
------------------------------------------------------------------------------------------------------------------
INITIAL POOL BALANCE: (a)                       $1,207,865,664         $650,223,618         $1,858,089,282
NUMBER OF MORTGAGE LOANS: (a)                              186                  137                    322
AVERAGE CUT-OFF DATE BALANCE:                       $6,493,901           $4,746,158             $5,770,464
WEIGHTED AVERAGE CURRENT MORTGAGE RATE:                  7.340%               7.433%                 7.372%
WEIGHTED AVERAGE U/W DSCR:                                1.59x                1.42x                  1.53x
WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO:                  66.3%                72.1%                  68.3%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY:               132 Months           115 Months             126 Months
WEIGHTED AVERAGE REMAINING AMORTIZATION TERM:              298 Months           334 Months             310 Months
WEIGHTED AVERAGE SEASONING:                                  4 Months             4 Months               4 Months
BALLOON LOANS AS % OF TOTAL:                              48.1%                94.5%                  64.3%
FIVE LARGEST LOANS AS % OF TOTAL:                         34.5%                28.5%                  26.5%
------------------------------------------------------------------------------------------------------------------

a) AIMCO Multifamily Pool is split between Loan Group 1 ($29.3MM) and Loan Group 2 ($79.8MM)

------------------------
     TOP FIVE LOANS
------------------------

LOAN GROUP ONE
--------------

                                 %       WTD.
                                BY       AVG.     PROPERTY
PROPERTY NAME   BALANCE (MM)    UPB      DSCR       TYPE
-----------------------------------------------------------
Americold Pool     $147.6       12.2%     1.94x   Industrial
EPT Pool            104.7        8.7      2.06    Theatre
Skyline City         87.4        7.2      1.36     Office
Pool
Washington           43.6        3.6      1.70    Lodging
  Monarch Hotel
First Place          32.9        2.7      1.40     Office
Tower
-----------------------------------------------------------

LOAN GROUP TWO
--------------

                                  %        WTD.
                                  BY       AVG.     PROPERTY
PROPERTY NAME     BALANCE(MM)    UPB       DSCR       TYPE
-------------------------------------------------------------
AIMCO MF Pool (a)    $79.8       12.3%      1.39x   Multifamily
Holiday Inn Pool      44.0        6.7       1.25    Lodging
Factory Stores at     25.6        3.9       1.32     Retail
  Hershey
The Original          21.5        3.3       1.54     Retail
Outlet Mall
761 7th Ave.          14.5        2.2       1.35     Retail
-------------------------------------------------------------

(a) AIMCO Multifamily Pool is split between Loan Group 1 ($29.3MM) and Loan Group 2 ($79.8MM)

------------------------
    TOP FIVE STATES
------------------------

LOAN GROUP ONE
--------------

              NUMBER OF                %
GEOGRAPHIC    MORTGAGE    BALANCE     BY      WTD. AVG.
DISTRIBUTION  PROPERTIES    (MM)      UPB       DSCR
--------------------------------------------------------
California        18      $164.1     13.6%      1.61x
Virginia          19       118.3      9.8       1.39
New York          21       109.5      9.1       1.71
Texas             26       101.4      8.4       1.74
Washington        10        68.1      5.6       1.66
--------------------------------------------------------

LOAN GROUP TWO
--------------

              NUMBER OF                %
GEOGRAPHIC    MORTGAGE    BALANCE     BY      WTD. AVG.
DISTRIBUTION  PROPERTIES    (MM)      UPB       DSCR
--------------------------------------------------------
California        23       130.1     20.0%      1.37x
Ohio              10        60.7      9.3       1.29
Texas             22        56.2      8.6       1.49
New York           9        53.9      8.3       1.34
Maryland           4        35.7      5.5       1.48
--------------------------------------------------------

AGGREGATE
---------

              NUMBER OF                %
GEOGRAPHIC    MORTGAGE    BALANCE     BY      WTD. AVG.
DISTRIBUTION  PROPERTIES    (MM)      UPB       DSCR
--------------------------------------------------------
California        41      $294.2     15.8%      1.51x
Ohio              30       163.4      8.8       1.59
Texas             48       157.6      8.5       1.65
New York          22       128.0      6.9       1.39
Florida           19        98.3      5.3       1.46
--------------------------------------------------------

-------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

------------------------------------
      TOP FIVE PROPERTY TYPES
------------------------------------

LOAN GROUP ONE
--------------

             NUMBER OF                 %
PROPERTY     MORTGAGE    BALANCE       BY        WTD. AVG.
TYPE         PROPERTIES   (MM)        UPB           DSCR
-------------------------------------------------------------
Lodging          65       $251.0       20.8%        1.61x
Retail           67        224.9       18.6         1.27
Office           29        215.1       17.8         1.37
Industrial       42        207.7       17.2         1.77
Movie Theatre     8        104.7        8.7         2.06
-------------------------------------------------------------

LOAN GROUP TWO
--------------

             NUMBER OF                  %
PROPERTY     MORTGAGE    BALANCE        BY        WTD. AVG.
TYPE         PROPERTIES   (MM)         UPB           DSCR
-------------------------------------------------------------
Multifamily      60      $235.2        36.2%         1.41x
Retail           50       223.7        34.4          1.44
Office           23        86.0        13.2          1.50
Lodging           8        57.4         8.8          1.26
Industrial       14        36.4         5.6          1.45
-------------------------------------------------------------

AGGREGATE
---------

             NUMBER OF                  %
PROPERTY     MORTGAGE    BALANCE        BY        WTD. AVG.
TYPE         PROPERTIES   (MM)         UPB           DSCR
-------------------------------------------------------------
Retail          117      $448.6        24.1%         1.36x
Lodging          73       308.4        16.6          1.55
Office           52       301.1        16.2          1.41
Multifamily      72       294.1        15.8          1.39
Industrial       56       244.1        13.1          1.72
-------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
-------------------------------------------------------------------------------

o   The Mortgage Pool will be comprised of two Loan Groups:

    -- Available principal from Group 1 will be allocated sequentially to (A1/A1F)*, A2, A3, B, C, D, E, F, G, H, J

    -- Available principal from Group 2 will be allocated sequentially to A3, (A1/A1F)*, A2, B, C, D, E, F, G, H, J Certificates

o Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A1, A1F, A2, and A3 Certificates each month.

o Each class will be subordinate to the Class A1, A1F, A2, A3, and X and to each class with an earlier alphabetic designation than such class. Each of the Class A1, A1F, A2, A3, and X certificates will be of equal priority.

o All classes will pay interest on a 30/360 basis except A1F, which will pay interest on an Actual/360 basis

o Principal Losses will be allocated in reverse alphabetical order to J, H, G, F, E, D, C, B, and then to Class A1, A1F, A2, and A3 pro rata.

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes other than to the class X among the outstanding certificates.

* Principal will be allocated pro rata between each pair

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                       ALLOCATION OF PREPAYMENT PENALTIES
-------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS FOR EACH LOAN GROUP
-----------------------------------------------------

Prepayment premiums will be allocated between the Certificates then entitled to principal distributions and the Class X Certificates as follows:

    o A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

             ------------------------------------------------------------
                  Prepayment         (Pass-Through Rate - Discount Rate)
              Premium Allocation  =  -----------------------------------
                  Percentage           (Mortgage Rate - Discount Rate)
             ------------------------------------------------------------

    o The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates

    o In general, this formula provides for an increase in the allocation of prepayment premiums to the Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise

    Allocation of Prepayment Premiums Example
    -----------------------------------------

         Discount Rate Fraction Methodology:
           Mortgage Rate          =  8%
           Bond Class Rate        =  6%
           Treasury Rate          =  5%

         BOND CLASS ALLOCATION     |             CLASS X ALLOCATION
    -------------------------------|-------------------------------------------
         6% - 5%                   |
         -------  =  33 1/3%       | Receives excess premiums = 66 2/3% thereof
         8% - 5%                   |

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                             PREPAYMENT PROVISIONS
-------------------------------------------------------------------------------

o   AGGREGATE POOL

------------------------------------------------------------------------------------------------------------------------------------
                                             PREPAYMENT LOCK-OUT/ PREMIUM ANALYSIS (a)
                          PERCENTAGE OF MORTGAGE POOL BY PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT (b)
------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT      OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER   OCTOBER
RESTRICTIONS      1998       1999       2000       2001       2002       2003       2004       2005       2006       2007      2008
------------------------------------------------------------------------------------------------------------------------------------
Locked Out       99.42%     99.42%     84.87%     24.74%      8.00%      7.42%      7.01%      6.58%      6.09%      0.06%     0.00%
Defeasance        0.00       0.00      13.53      68.63      68.64      68.80      69.38      69.44      69.64      66.12     71.54
Yield
  Maintenance     0.58       0.58       1.60       6.63      23.37      23.78      23.29      23.97      24.14      18.31     28.46
SUBTOTAL        100.00%    100.00%    100.00%    100.00%    100.00%    100.00%     99.68%    100.00%     99.87%     84.49%   100.00%

Open              0.00       0.00       0.00       0.00       0.00       0.00       0.32       0.00       0.12      15.51      0.00
TOTALS (b)      100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%   100.00%
UPB ($MM)     1,858.09   1,835.99   1,812.52   1,786.90   1,759.30   1,729.57   1,680.30    1630.92   1,594.31   1,543.96    138.00
% of UPB        100.00%     98.81%     97.55%     96.17%     94.68%     93.08%     90.43%     87.77%     85.80%     83.09%    7.43%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT      OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER
RESTRICTIONS      2009       2010       2011       2012       2013       2014       2015       2016       2017       2018
------------------------------------------------------------------------------------------------------------------------------------
Locked Out        0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Defeasance       71.51      72.98      73.07      76.98      79.67      80.18      81.07      82.61      85.91      75.83
Yield
  Maintenance     28.49      27.02      26.93      18.92      20.33      19.82      18.58      17.39       3.95       0.00
SUBTOTAL        100.00%    100.00%    100.00%     95.90%    100.00%    100.00%     99.65%    100.00%     89.86%     75.83%

Open              0.00       0.00       0.00       4.10       0.00       0.00       0.34       0.00      10.14      24.17
TOTALS (b)      100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
UPB ($MM)       129.39     117.67     107.90      92.59      56.44      46.47      35.73      24.25      12.23       1.52
% of UPB          6.96%      6.33%      5.81%      4.98%      3.04%      2.50%      1.92%      1.31%      0.66%      0.08%
------------------------------------------------------------------------------------------------------------------------------------

(a) Totals may not equal due to rounding.
(b) Table calculated using modeling assumptions and assuming no prepayments of principal.

o   LOAN GROUP 1

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT      OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER   OCTOBER
RESTRICTIONS      1998       1999       2000       2001       2002       2003       2004       2005       2006       2007      2008
------------------------------------------------------------------------------------------------------------------------------------
Locked Out       99.10%     99.11%     76.69%     19.62%      4.81%      4.12%      3.88%      3.15%      2.62%      0.10%     0.00%
Defeasance        0.00       0.00      20.85      74.16      74.16      74.40      75.38      75.77      75.82      74.59     71.54
Yield
  Maintenance     0.90       0.89       2.46       6.22      21.04      21.48      20.24      21.09      21.37      17.94     28.46
SUBTOTAL        100.00%    100.00%    100.00%    100.00%    100.00%    100.00%     99.50%    100.00%     99.81%     92.63%   100.00%

Open              0.00       0.00       0.00       0.00       0.00       0.00       0.50       0.00       0.19       7.38      0.00
TOTALS (b)      100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%   100.00%
UPB ($MM)     1,207.87   1,192.43   1,176.02   1,158.14   1,138.88   1,118.14   1,078.45   1,049.39   1,023.89     985.53    138.00
% of UPB        100.00%     98.72%     97.36%     95.88%     94.29%     92.57%     89.29%     86.88%     84.77%     81.59%    11.43%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT      OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER
RESTRICTIONS      2009       2010       2011       2012       2013       2014       2015       2016       2017       2018
------------------------------------------------------------------------------------------------------------------------------------
Locked Out        0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Defeasance       71.51      72.98      73.07      76.98      79.67      80.18      81.07      82.61      85.91      75.83
Yield
  Maintenance    28.49      27.02      26.93      18.92      20.33      19.82      18.58      17.39       3.95       0.00
SUBTOTAL        100.00%    100.00%    100.00%     95.90%    100.00%    100.00%     99.65%    100.00%     89.86%     75.83%

Open              0.00       0.00       0.00       4.10       0.00       0.00       0.34       0.00      10.14      24.17
TOTALS (b)      100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
UPB ($MM)       129.39     117.67     107.90      92.59      56.44      46.47      35.73      24.25      12.23       1.52
% of UPB         10.71%      9.74%      8.93%      7.67%      4.67%      3.85%      2.96%      2.01%      1.01%      0.13%
------------------------------------------------------------------------------------------------------------------------------------

o   LOAN GROUP 2

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT      OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER    OCTOBER   OCTOBER
RESTRICTIONS      1998       1999       2000       2001       2002       2003       2004       2005       2006       2007      2008
------------------------------------------------------------------------------------------------------------------------------------
Locked Out      100.00%    100.00%    100.00%     34.18%     13.85%     13.45%     12.61%     12.79%     12.32%      0.00%     0.00%
Defeasance        0.00       0.00       0.00      58.44      58.50      58.57      58.64      58.03      58.55      51.18      0.00
Yield
  Maintenance     0.00       0.00       0.00       7.38      27.65      27.98      28.75      29.19      29.13      18.96      0.00
SUBTOTAL        100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%     70.14      0.00

Open              0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00      29.86      0.00
TOTALS (b)      100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%     0.00%
UPB ($MM)       650.22     643.56     636.50     628.76     620.42     611.43     601.85     581.53     570.42     558.44      0.00
% of UPB        100.00%     98.98%     97.89%     96.70%     95.42%     94.03%     92.56%     89.44%     87.73%     85.89%     0.00%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                         AVERAGE LIFE TABLE (IN YEARS)
                (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD,
   DEFEASANCE AND YIELD MAINTENANCE PERIOD, THEN RUN AT THE INDICATED CPRS)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          PREPAYMENT ASSUMPTIONS (CPR)
            0 CPR         25 CPR         50 CPR         75 CPR          100 CPR
-------------------------------------------------------------------------------
A1           5.03          5.01           5.00           4.99             4.94
A1F          5.03          5.01           5.00           4.99             4.94
A2           9.49          9.47           9.43           9.39             9.17
A3           8.95          8.91           8.87           8.81             8.58
B            9.80          9.80           9.78           9.75             9.61
C            9.84          9.82           9.80           9.80             9.68
D            9.89          9.89           9.89           9.85             9.72
E            9.89          9.89           9.89           9.89             9.72
F            9.95          9.95           9.95           9.94             9.86
G           12.81         12.80          12.78          12.76            12.65
H           14.83         14.81          14.78          14.75            14.50
J           17.66         17.66          17.66          17.65            17.63
-------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                    DISTRIBUTION OF CUT-OFF DATE BALANCE (a)
                                   AGGREGATE
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   WEIGHTED
                                                                                   AVERAGE                  WEIGHTED
                                                       PERCENTAGE                  CURRENT     WEIGHTED     AVERAGE
                                                      OF AGGREGATE     AVERAGE       DEBT      AVERAGE     REMAINING
                           NUMBER OF      CURRENT       CURRENT        CURRENT     SERVICE     MORTGAGE     TERM TO      WEIGHTED
RANGE OF CURRENT            MORTGAGE     PRINCIPAL     PRINCIPAL      PRINCIPAL    COVERAGE    INTEREST     MATURITY     AVERAGE
PRINCIPAL BALANCES           LOANS        BALANCE       BALANCE        BALANCE      RATIO        RATE        (MOS)     CURRENT LTV
----------------------------------------------------------------------------------------------------------------------------------
$   500,000 -     999,999       13    $    9,892,085       0.5%     $    760,930    1.60x       7.3840%       144.0        70.8%
  1,000,000 -   2,999,999      155       300,736,093      16.2         1,940,233    1.45        7.4357        142.9        71.5
  3,000,000 -   4,999,999       78       302,389,345      16.3         3,876,786    1.41        7.2928        133.4        72.0
  5,000,000 -   6,999,999       25       146,954,949       7.9         5,878,198    1.42        7.3049        125.9        72.7
  7,000,000 -   8,999,999       11        88,412,654       4.8         8,037,514    1.48        7.4632        115.5        73.0
  9,000,000 -  10,999,999       12       118,851,166       6.4         9,904,264    1.53        7.4691        123.0        70.7
 11,000,000 -  12,999,999        7        86,194,083       4.6        12,313,440    1.42        7.1235        133.5        72.5
 13,000,000 -  14,999,999        4        55,424,358       3.0        13,856,089    1.35        7.4428        118.5        71.5
 15,000,000 -  16,999,999        1        15,000,000       0.8        15,000,000    1.45        6.9100        112.0        52.3
 17,000,000 -  18,999,999        3        53,603,196       2.9        17,867,732    1.36        7.6737        100.2        73.7
 19,000,000 -  20,999,999        2        40,616,323       2.2        20,308,162    1.60        7.9566        170.2        57.4
 21,000,000 -  22,999,999        3        64,585,549       3.5        21,528,516    1.87        8.1425        118.7        75.6
 23,000,000 -  24,999,999        1        24,447,349       1.3        24,447,349    1.51        7.3200        118.0        71.3
 25,000,000 -  49,999,999        3       102,062,514       5.5        34,020,838    1.51        7.0781        118.5        61.8
 50,000,000 -  99,999,999        1        87,423,946       4.7        87,423,946    1.36        7.0490        118.0        71.3
100,000,000 - 147,597,677        3       361,495,671      19.5       120,498,557    1.81        7.3436        114.4        58.1
                               ---       -----------      ----       -----------    ----        ------        -----        ----
TOTAL                          322    $1,858,089,282     100.0%     $  5,770,464    1.53x       7.372%        126.1        68.3%
----------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not add due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                     DISTRIBUTION OF CUT-OFF DATE BALANCES
                                 LOAN GROUP ONE
-------------------------------------------------------------------------------

                                                                                   DEBT
                                                     PERCENTAGE OF               SERVICE    WEIGHTED    WEIGHTED
                                                       AGGREGATE      CURRENT    COVERAGE   AVERAGE     AVERAGE     WEIGHTED
                           NUMBER OF      CURRENT       CURRENT      PRINCIPAL    RATIO     MORTGAGE   REMAINING    AVERAGE
RANGE OF CURRENT            MORTGAGE     PRINCIPAL     PRINCIPAL      BALANCE    WEIGHTED   INTEREST    TERM TO     CURRENT
PRINCIPAL BALANCES           LOANS        BALANCE       BALANCE       AVERAGE    AVERAGE      RATE      MATURITY      LTV
------------------------------------------------------------------------------------------------------------------------------
$   500,000 -     999,999       5     $    4,334,893        0.4%   $    866,979    1.67x     7.5868%      179.2       67.0%
  1,000,000 -   2,999,999      95        184,880,106       15.3       1,946,106    1.46      7.4933       159.8       70.9
  3,000,000 -   4,999,999      42        160,283,660       13.3       3,816,278    1.40      7.3887       149.0       70.8
  5,000,000 -   6,999,999      11         68,007,124        5.6       6,182,466    1.37      7.2320       137.6       71.7
  7,000,000 -   8,999,999       7         55,385,153        4.6       7,912,165    1.43      7.6225       115.7       74.5
  9,000,000 -  10,999,999       6         59,376,356        4.9       9,896,059    1.67      7.7612       136.8       66.7
 11,000,000 -  12,999,999       5         61,589,657        5.1      12,317,931    1.44      7.2296       139.8       71.1
 13,000,000 -  14,999,999       1         13,468,954        1.1      13,468,954    1.45      7.2900       118.0       62.4
 15,000,000 -  16,999,999       1         15,000,000        1.2      15,000,000    1.45      6.9100       112.0       52.3
 17,000,000 -  18,999,999       3         53,603,196        4.4      17,867,732    1.36      7.6737       100.2       73.7
 19,000,000 -  20,999,999       2         40,616,323        3.4      20,308,162    1.60      7.9566       170.2       57.4
 21,000,000 -  22,999,999       1         21,308,138        1.8      21,308,138    2.85      9.4700       117.0       61.8
 23,000,000 -  24,999,999       1         24,447,349        2.0      24,447,349    1.51      7.3200       118.0       71.3
 25,000,000 -  49,999,999       3        105,794,740        8.8      35,264,913    1.52      7.3966       116.3       56.0
 50,000,000 -  99,999,999       1         87,423,946        7.2      87,423,946    1.36      7.0490       118.0       71.3
100,000,000 - 147,597,677       2        252,346,069       20.9     126,173,035    1.99      6.8434       115.8       58.8
                                -        -----------       ----     -----------    ----      ------       -----       ----
TOTAL                         186     $1,207,865,664      100.0%   $  6,493,901    1.59x     7.3397%      132.0       66.3%
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     DISTRIBUTION OF CUT-OFF DATE BALANCES
                                 LOAN GROUP TWO
-------------------------------------------------------------------------------

                                                                                   DEBT
                                                     PERCENTAGE OF               SERVICE    WEIGHTED    WEIGHTED
                                                       AGGREGATE      CURRENT    COVERAGE   AVERAGE     AVERAGE     WEIGHTED
                           NUMBER OF      CURRENT       CURRENT      PRINCIPAL    RATIO     MORTGAGE   REMAINING    AVERAGE
RANGE OF CURRENT            MORTGAGE     PRINCIPAL     PRINCIPAL      BALANCE    WEIGHTED   INTEREST    TERM TO     CURRENT
PRINCIPAL BALANCES           LOANS        BALANCE       BALANCE       AVERAGE    AVERAGE      RATE      MATURITY      LTV
------------------------------------------------------------------------------------------------------------------------------
$  500,000 -    999,999         8       $  5,557,192        0.9%    $   694,649    1.54x     7.2258%      116.5       73.8%
 1,000,000 -  2,999,999        60        115,855,987       17.8       1,930,933    1.43      7.3437       115.9       72.4
 2,000,000 -  4,999,999        36        142,105,685       21.9       3,947,380    1.43      7.1846       115.8       73.3
 5,000,000 -  6,999,999        14         78,947,826       12.1       5,639,130    1.46      7.3677       115.7       73.4
 7,000,000 -  8,999,999         4         33,027,502        5.1       8,256,875    1.57      7.1961       115.2       70.5
 9,000,000 - 10,999,999         6         59,474,810        9.2       9,912,468    1.40      7.1775       109.2       74.7
11,000,000 - 12,999,999         2         24,604,425        3.8      12,302,213    1.37      6.8577       117.4       75.7
13,000,000 - 14,999,999         3         41,955,404        6.5      13,985,135    1.31      7.4918       118.7       74.4
21,000,000 - 22,999,999         2         43,277,411        6.7      21,638,705    1.39      7.4889       119.5       82.4
25,000,000 - 49,999,999         1         25,580,579        3.9      25,580,579    1.32      7.3900       119.0       79.9
50,000,000 - 99,999,999         1         79,836,798       12.3      79,836,798    1.39      8.5000       111.0       56.7
                                -         ----------       ----      ----------    ----      ------       -----       ----
TOTAL                         137        650,223,618      100.0%    $ 4,746,158    1.42x     7.4328%      115.2       72.1%
------------------------------------------------------------------------------------------------------------------------------

AIMCO Multifamily Pool is split between Loan Group 1 ($29.3MM) and Loan Group 2 ($79.8MM)

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
              GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE (a)
                                   AGGREGATE
-------------------------------------------------------------------------------

                                                                                   WEIGHTED
                                                                                   AVERAGE                  WEIGHTED
                                                       PERCENTAGE                  CURRENT     WEIGHTED     AVERAGE
                                                      OF AGGREGATE     AVERAGE       DEBT      AVERAGE     REMAINING
                           NUMBER OF      CURRENT       CURRENT        CURRENT     SERVICE     MORTGAGE     TERM TO      WEIGHTED
                            MORTGAGE     PRINCIPAL     PRINCIPAL      PRINCIPAL    COVERAGE    INTEREST     MATURITY     AVERAGE
STATE                      PROPERTIES     BALANCE       BALANCE        BALANCE      RATIO        RATE        (MOS)     CURRENT LTV
----------------------------------------------------------------------------------------------------------------------------------
California                     41      $  294,180,915      15.8%     $ 7,175,144    1.51x       7.527%       116.4         67.5%
New York                       30         163,395,177       8.8        5,446,506    1.59        7.712        119.7         67.4
Texas                          48         157,647,067       8.5        3,284,314    1.65        7.212        134.2         70.1
Virginia                       22         127,969,209       6.9        5,816,782    1.39        7.199        125.0         72.3
Ohio                           19          98,304,399       5.3        5,173,916    1.46        7.580        117.9         71.4
Washington                     13          83,788,247       4.5        6,445,250    1.63        7.188        116.5         64.3
Florida                        25          67,733,797       3.6        2,709,352    1.41        7.387        130.6         74.2
Oregon                          8          62,941,850       3.4        7,867,731    1.68        7.208        116.3         62.8
Maryland                       14          58,683,810       3.2        4,191,701    1.45        7.431        125.8         68.3
Michigan                        9          52,149,850       2.8        5,794,428    1.42        7.637        158.0         70.1
Pennsylvania                    5          50,654,823       2.7       10,130,965    1.55        7.229        125.1         71.1
District of Columbia            2          48,887,613       2.6       24,443,807    1.66        6.774        119.9         45.8
Tennessee                      12          44,497,695       2.4        3,708,141    1.45        7.282        142.8         72.4
Wisconsin                       4          40,135,242       2.2       10,033,810    1.67        6.928        117.8         71.4
Oklahoma                        3          39,820,432       2.1       13,273,477    1.38        7.225        115.4         74.5
Puerto Rico                     2          38,377,755       2.1       19,188,878    1.62        7.893        113.9         66.9
New Mexico                     23          37,246,054       2.0        1,619,394    1.52        7.541        117.1         72.2
Massachusetts                  13          35,149,023       1.9        2,703,771    1.55        7.116        114.9         67.0
Georgia                        10          34,245,325       1.8        3,424,533    1.55        7.338        158.9         70.3
Louisiana                       9          33,964,040       1.8        3,773,782    1.46        7.331        141.0         73.6
Connecticut                    11          28,850,440       1.6        2,622,767    1.54        7.279        114.3         63.6
Illinois                        7          25,801,584       1.4        3,685,941    1.57        7.083        133.6         66.9
Arizona                         6          22,131,829       1.2        3,688,638    1.36        7.680        120.9         65.9
Kentucky                        9          20,300,455       1.1        2,255,606    1.45        7.517        212.9         72.4
Minnesota                       9          20,025,695       1.1        2,225,077    1.46        7.278        114.5         72.2
Idaho                           3          19,319,783       1.0        6,439,928    1.85        6.942        114.8         59.5
Colorado                        8          19,069,730       1.0        2,383,716    1.50        7.116        110.3         71.6
Arkansas                        5          15,919,238       0.9        3,183,848    1.42        7.631        124.2         68.7
Indiana                         4          14,654,090       0.8        3,663,523    1.44        8.139        143.5         62.4
Missouri                        2          13,463,766       0.7        6,731,883    1.95        6.901        135.1         62.7
Nebraska                        7          12,777,182       0.7        1,825,312    1.37        7.644        170.4         65.2
Utah                            4          11,606,330       0.6        2,901,582    1.79        7.159        115.2         60.0
South Carolina                  4          10,090,706       0.5        2,522,677    1.44        7.372        209.3         72.7
New Hampshire                   2           8,082,073       0.4        4,041,036    1.26        6.352        239.4         71.5
Iowa                            3           7,384,419       0.4        2,461,473    1.77        7.089        115.3         61.1
Nevada                          3           6,919,163       0.4        2,306,388    1.46        7.281        118.4         61.6
Alabama                         9           5,949,607       0.3          661,067    1.61        7.745        154.7         62.9
Rhode Island                    3           5,765,973       0.3        1,921,991    1.46        7.153        117.7         75.1
Vermont                         1           5,161,627       0.3        5,161,627    1.32        7.050        113.0         78.6
Kansas                          2           3,978,438       0.2        1,989,219    1.40        7.578        114.7         64.7
Mississippi                     3           3,334,171       0.2        1,111,390    1.38        7.215        115.4         74.3
West Virginia                   1           2,290,025       0.1        2,290,025    1.35        7.060        114.0         76.3
North Carolina                  1           2,094,922       0.1        2,094,922    1.50        7.760        118.0         67.6
New Jersey                      1           1,998,409       0.1        1,998,409    1.32        7.150        119.0         64.5
Delaware                        1           1,347,306       0.1        1,347,306    1.69        7.710        118.0         72.8
                              ---      --------------     -----      -----------    ----        -----        -----         ----
TOTAL                         421      $1,858,089,282     100.0%     $ 4,413,514    1.53x       7.372%       126.1         68.3%
----------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not sum due to rounding. Information in this table is presented on the mortgaged property level based on allocated loan amounts and therefore may differ from information presented on the mortgage loan level.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE
                                   AGGREGATE
-------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                               [MAP OF AMERICA]

                  WA        NE        WI        VT        NH
                 4.51%     0.69%     2.16%     0.28%     0.43%

                  OR        KS        IL        NY        MA
                 3.39%     0.21%     1.39%     8.79%     1.89%

                  CA        OK        MI        PA        RI
                15.53%     2.14%     2.81%     2.73%     0.31%

                  ID        TX        IN        WV        CT
                 1.04%     8.48%     0.79%     0.12%     1.55%

                  NV        MN        OH        VA        NJ
                 0.37%     1.08%     5.29%     6.89%     0.11%

                  UT        IA        KY        NC        DE
                 0.62%     0.40%     1.09%     0.11%     0.07%

                  AZ        MO        TN        SC        MD
                 1.19%     0.72%     2.39%     0.54%     3.16%

                  CO        AR        MS        GA        DC
                 1.03%     0.86%     0.18%     1.84%     2.63%

                  NM        LA        AL        FL        PR
                 2.00%     1.83%     0.32%     3.65%     2.07%

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [PIE CHART]

                             Other          Virginia
                            46.56%            6.89%

                          California          Ohio
                            15.83%            5.29%

                           New York        Washington
                             8.79%            4.51%

                             Texas           Florida
                             8.48%            3.65%

Totals may not sum due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
             PROPERTY TYPE DISTRIBUTION BY CUT-OFF DATE BALANCE (a)
                                   AGGREGATE
-------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [PIE CHART]

                            Other          Multifamily
                            3.4%              15.8%

                           Retail          Industrial
                            24.1%             13.1%

                           Lodging        Movie Theatre
                            16.6%             5.6%

                           Office          Healthcare
                            16.2%             5.0%

                                                                               DEBT
                                                 PERCENTAGE OF               SERVICE    WEIGHTED    WEIGHTED
                                                   AGGREGATE      CURRENT    COVERAGE   AVERAGE     AVERAGE     WEIGHTED
                   NUMBER OF        CURRENT         CURRENT      PRINCIPAL    RATIO     MORTGAGE   REMAINING    AVERAGE
                    MORTGAGE       PRINCIPAL       PRINCIPAL      BALANCE    WEIGHTED   INTEREST    TERM TO     CURRENT
PROPERTY TYPE      PROPERTIES       BALANCE         BALANCE       AVERAGE    AVERAGE      RATE      MATURITY      LTV
------------------------------------------------------------------------------------------------------------------------
Retail                117       $  448,570,520        24.1%     $ 3,833,936    1.36x     7.357%       132.8      74.1%
Lodging                73          308,373,239        16.6        4,224,291    1.55      7.498        139.9      66.9
Office                 52          301,143,993        16.2        5,791,231    1.41      7.219        114.7      71.7
Multifamily            72          294,077,744        15.8        4,084,413    1.39      7.610        120.4      69.5
Industrial             56          244,082,727        13.1        4,358,620    1.72      7.068        127.9      61.2
Movie Theatre           8          104,748,392         5.6       13,093,549    2.06      6.772        117.0      61.7
Healthcare             11           93,602,144         5.0        8,509,286    2.04      8.374        116.2      60.2
Other                  32           63,490,523         3.4        1,984,079    1.53      7.178        115.7      63.5
-----                  --           ----------         ---        ---------    ----      -----        -----      ----
TOTAL                 421       $1,858,089,282       100.0%     $ 4,413,514    1.53x     7.372%       126.1      68.3%
------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not sum due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
                                 LOAN GROUP ONE
-------------------------------------------------------------------------------

                                                                               DEBT
                                                 PERCENTAGE OF               SERVICE    WEIGHTED    WEIGHTED
                                                   AGGREGATE      CURRENT    COVERAGE   AVERAGE     AVERAGE     WEIGHTED
                   NUMBER OF        CURRENT         CURRENT      PRINCIPAL    RATIO     MORTGAGE   REMAINING    AVERAGE
                    MORTGAGE       PRINCIPAL       PRINCIPAL      BALANCE    WEIGHTED   INTEREST    TERM TO     CURRENT
PROPERTY TYPE      PROPERTIES       BALANCE         BALANCE       AVERAGE    AVERAGE      RATE      MATURITY      LTV
------------------------------------------------------------------------------------------------------------------------
Lodging                65         $250,981,133        20.8%     $ 3,861,248    1.61x     7.3854%      144.9      64.6%
Retail                 67          224,908,374        18.6        3,356,841    1.27      7.4570       148.7      73.8
Office                 29          215,115,878        17.8        7,417,789    1.37      7.1996       116.0      72.5
Industrial             42          207,659,656        17.2        4,944,278    1.77      7.0210       130.1      59.5
Movie Theatre           8          104,748,392         8.7       13,093,549    2.06      6.7720       117.0      61.7
Healthcare             10           91,087,010         7.5        9,108,701    2.06      8.3874       116.2      60.4
Multifamily            12           58,835,141         4.9        4,902,928    1.35      7.9323       144.7      66.4
Other                  26           54,530,079         4.5        2,097,311    1.58      7.1136       115.9      62.2
                       --           ----------         ---        ---------    ----      ------       -----      ----
TOTAL/WEIGHTED
 AVERAGE              259       $1,207,865,664       100.0%     $ 4,663,574    1.59x     7.3397%      132.0      66.3%
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
                                 LOAN GROUP TWO
-------------------------------------------------------------------------------

                                                                               DEBT
                                                 PERCENTAGE OF               SERVICE    WEIGHTED    WEIGHTED
                                                   AGGREGATE      CURRENT    COVERAGE   AVERAGE     AVERAGE     WEIGHTED
                   NUMBER OF        CURRENT         CURRENT      PRINCIPAL    RATIO     MORTGAGE   REMAINING    AVERAGE
                    MORTGAGE       PRINCIPAL       PRINCIPAL      BALANCE    WEIGHTED   INTEREST    TERM TO     CURRENT
PROPERTY TYPE      PROPERTIES       BALANCE         BALANCE       AVERAGE    AVERAGE      RATE      MATURITY      LTV
------------------------------------------------------------------------------------------------------------------------
Multifamily            60        $235,242,603         36.2%     $3,920,710     1.41x     7.5297       114.4      70.3%
Retail                 50         223,662,146         34.4       4,473,243     1.44      7.2568       116.9      74.4
Office                 23          86,028,115         13.2       3,740,353     1.50      7.2660       111.3      69.6
Lodging                 8          57,392,106          8.8       7,174,013     1.26      7.9901       118.1      76.8
Industrial             14          36,423,071          5.6       2,601,648     1.45      7.3388       115.4      70.9
Other                   6           8,960,443          1.4       1,493,407     1.22      7.5669       114.5      71.7
Healthcare              1           2,515,134          0.4       2,515,134     1.38      7.8800       118.0      50.3
                        -           ---------          ---       ---------     ----      ------       -----      ----
TOTAL/WEIGHTED
 AVERAGE              162        $650,223,618        100.0%     $4,013,726     1.42x     7.4328%      115.2      72.1%
------------------------------------------------------------------------------------------------------------------------

AIMCO Multifamily Pool is split between Loan Group 1 ($29.3MM) and Loan Group 2 ($79.8MM)

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                        DEBT SERVICE COVERAGE RATIO (a)
                                   AGGREGATE
-------------------------------------------------------------------------------

o   Weighted Average Current Debt Service Coverage Ratio: 1.53x

o 95.7% of the Portfolio has Debt Service Coverage Ratio greater than or equal to 1.20x

                                                                                   WEIGHTED
                                                                                   AVERAGE                  WEIGHTED
                                                       PERCENTAGE                  CURRENT     WEIGHTED     AVERAGE
APPROXIMATE                                           OF AGGREGATE     AVERAGE       DEBT      AVERAGE     REMAINING
RANGE OF CURRENT        NUMBER OF         CURRENT       CURRENT        CURRENT     SERVICE     MORTGAGE     TERM TO      WEIGHTED
DEBT SERVICE             MORTGAGE        PRINCIPAL     PRINCIPAL      PRINCIPAL    COVERAGE    INTEREST     MATURITY     AVERAGE
COVERAGE RATIOS           LOANS           BALANCE       BALANCE        BALANCE      RATIO        RATE        (MOS)     CURRENT LTV
----------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.09(b)               4         $    6,920,398      0.4%      $  1,730,100    1.02x      6.924%       216.4         91.3%
1.10 - 1.19                 11             72,429,060      3.9          6,584,460    1.16       7.697        128.0         78.0
1.20 - 1.29                 51            218,347,910     11.8          4,281,332    1.26       7.413        131.0         74.4
1.30 - 1.39                 87            547,504,851     29.5          6,293,159    1.35       7.532        127.1         69.6
1.40 - 1.49                 61            285,264,286     15.4          4,676,464    1.43       7.261        123.0         72.3
1.50 - 1.59                 44            211,579,107     11.4          4,808,616    1.54       7.344        125.2         70.7
1.60 - 1.69                 30             71,959,114      3.9          2,398,637    1.65       7.346        138.6         70.7
1.70 - 1.79                 12             74,164,433      4.0          6,180,369    1.71       7.028        133.6         52.5
1.80 - 1.89                  8             38,794,976      2.1          4,849,372    1.82       7.898        126.8         61.3
1.90 - 1.99                  5            170,698,662      9.2         34,139,732    1.94       6.935        117.4         57.2
2.00 - 2.09                  1            104,748,392      5.6        104,748,392    2.06       6.772        117.0         61.7
2.10 - 2.19                  1              8,000,000      0.4          8,000,000    2.14       7.220        112.0         49.4
2.20 - 2.29                  3             20,305,133      1.1          6,768,378    2.27       8.616        116.5         56.1
2.30 - 2.39                  1              1,669,271      0.1          1,669,271    2.31       7.790        238.0         59.2
2.40 - 2.49                  1              1,395,552      0.1          1,395,552    2.41       7.130        179.0         45.8
2.50 - 2.85                  2             24,308,138      1.3         12,154,069    2.81       9.062        117.4         60.1
                           ---         --------------    -----         ----------    ----       -----        -----         ----
TOTAL                      322         $1,858,089,282    100.0%      $  5,770,464    1.53x      7.372%       126.1         68.3%
----------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.
(b)  Credit tenant loan.

-------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN TO VALUE RATIO (a)
                                   AGGREGATE
-------------------------------------------------------------------------------

o   Weighted Average Cut-off Date Loan to Value Ratio: 68.3%(b)

                                                                                  WTD, AVG,
                                                       PERCENTAGE                  CURRENT     WEIGHTED    WTD. AVG.
                                                      OF AGGREGATE     AVERAGE       DEBT      AVERAGE     REMAINING
                        NUMBER OF         CURRENT       CURRENT        CURRENT     SERVICE     MORTGAGE     TERM TO      WEIGHTED
RANGE OF LOAN            MORTGAGE        PRINCIPAL     PRINCIPAL      PRINCIPAL    COVERAGE    INTEREST     MATURITY     AVERAGE
TO VALUE RATIOS           LOANS           BALANCE       BALANCE        BALANCE      RATIO        RATE        (MOS)     CURRENT LTV
----------------------------------------------------------------------------------------------------------------------------------
30.00 - 49.99                8         $   61,974,755      3.3%      $ 7,746,844     1.81x      6.871%       125.6         44.1%
50.00 - 59.99               23            380,361,003     20.5        16,537,435     1.70       7.648        121.5         56.5
60.00 - 64.99               33            245,764,460     13.2         7,447,408     1.87       7.275        120.5         62.2
65.00 - 69.99               44            145,239,405      7.8         3,300,896     1.46       7.351        136.9         67.9
70.00 - 74.99              120            558,107,171     30.0         4,650,893     1.40       7.323        129.4         72.5
75.00 - 79.99               71            351,099,536     18.9         4,945,064     1.36       7.312        123.4         78.2
80.00 - 89.99               21            111,968,842      6.0         5,331,850     1.29       7.397        129.9         83.1
90.00 - 99.99                2              3,574,111      0.2         1,787,055     1.00       7.040        224.5         97.0
                             -              ---------      ---         ---------     ----       -----        -----         ----
TOTAL                      322         $1,858,089,282    100.0%      $ 5,770,464     1.53x      7.372%       126.1         68.3%
----------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not add due to rounding.
(b) Ratio of Cut-Off Date Balance over appraised value at origination.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                  REMAINING AMORTIZATION TERM (IN MONTHS) (a)
                                   AGGREGATE
-------------------------------------------------------------------------------

                                                                                   WEIGHTED
                                                                                   AVERAGE                  WEIGHTED
                                                       PERCENTAGE                  CURRENT     WEIGHTED     AVERAGE
                                                      OF AGGREGATE     AVERAGE       DEBT      AVERAGE     REMAINING
RANGE OF                NUMBER OF         CURRENT       CURRENT        CURRENT     SERVICE     MORTGAGE     TERM TO      WEIGHTED
AMORTIZATION             MORTGAGE        PRINCIPAL     PRINCIPAL      PRINCIPAL    COVERAGE    INTEREST     MATURITY     AVERAGE
TERMS (MONTHS)            LOANS           BALANCE       BALANCE        BALANCE      RATIO        RATE        (MOS)     CURRENT LTV
----------------------------------------------------------------------------------------------------------------------------------
Interest Only                3       $   66,572,000        3.6%      $22,190,667    1.70x       6.843%       117.2         45.6%
131 - 150                    1            1,180,618        0.1         1,180,618    1.68        8.170        140.0         58.3
171 - 190                    6           13,612,708        0.7         2,268,785    1.37        7.143        156.0         66.5
191 - 210                    1            1,657,162        0.1         1,657,162    1.20        6.970        210.0         78.9
211 - 230                    4            7,957,917        0.4         1,989,479    1.21        7.666        223.5         84.2
231 - 250                   51          141,418,051        7.6         2,772,903    1.46        7.441        219.9         68.7
251 - 270                    2           11,303,406        0.6         5,651,703    1.32        7.327        248.9         77.1
271 - 290                    5           18,967,814        1.0         3,793,563    1.36        8.210        119.9         75.8
291 - 310                   94          542,975,024       29.2         5,776,330    1.66        7.447        116.9         65.7
311 - 330                    3          116,284,819        6.3        38,761,606    1.39        8.424        111.2         57.9
331 - 360                  152          936,159,762       50.4         6,158,946    1.48        7.210        117.1         72.3
                           ---       --------------      -----       -----------    ----        -----        -----         ----
TOTAL                      322       $1,858,089,282      100.0%      $ 5,770,464    1.53x       7.372%       126.1         68.3%
----------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not add due to rounding.

-------------------------------------------------------------------------------
                           CURRENT MORTGAGE RATES (a)
                                   AGGREGATE
-------------------------------------------------------------------------------

                                                                                   WEIGHTED
                                                                                   AVERAGE                  WEIGHTED
                                                       PERCENTAGE                  CURRENT     WEIGHTED     AVERAGE
                                                      OF AGGREGATE     AVERAGE       DEBT      AVERAGE     REMAINING
                        NUMBER OF         CURRENT       CURRENT        CURRENT     SERVICE     MORTGAGE     TERM TO      WEIGHTED
RANGE OF MORTGAGE        MORTGAGE        PRINCIPAL     PRINCIPAL      PRINCIPAL    COVERAGE    INTEREST     MATURITY     AVERAGE
RATES                     LOANS           BALANCE       BALANCE        BALANCE      RATIO        RATE        (MOS)     CURRENT LTV
----------------------------------------------------------------------------------------------------------------------------------
6.160% - 6.999%             39       $  474,213,120       25.5%      $12,159,311    1.78x       6.822%       121.0         62.5%
7.000  - 7.499             183          883,700,725       47.6         4,828,966    1.40        7.250        124.3         72.4
7.500  - 7.999              77          236,630,349       12.7         3,073,121    1.50        7.678        156.5         69.6
8.000  - 8.499              17          115,469,823        6.2         6,792,343    1.40        8.219        113.8         71.2
8.500  - 8.999               4          116,637,027        6.3        29,159,257    1.39        8.512        114.1         57.8
9.000  - 9.499               2           31,438,237        1.7        15,719,119    2.66        9.470        117.0         59.5
                           ---       --------------      -----       -----------    ----        -----        -----         ----
TOTAL                      322       $1,858,089,282      100.0%      $ 5,770,464    1.53x       7.372%       126.1         68.3%
----------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not add due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             AMORTIZATION TYPES (a)
                                   AGGREGATE
-------------------------------------------------------------------------------

                                                                                   WEIGHTED
                                                                                   AVERAGE                  WEIGHTED
                                                       PERCENTAGE                  CURRENT     WEIGHTED     AVERAGE
                                                      OF AGGREGATE     AVERAGE       DEBT      AVERAGE     REMAINING
                        NUMBER OF         CURRENT       CURRENT        CURRENT     SERVICE     MORTGAGE     TERM TO      WEIGHTED
                         MORTGAGE        PRINCIPAL     PRINCIPAL      PRINCIPAL    COVERAGE    INTEREST     MATURITY     AVERAGE
AMORTIZATION TYPE         LOANS           BALANCE       BALANCE        BALANCE      RATIO        RATE        (MOS)     CURRENT LTV
----------------------------------------------------------------------------------------------------------------------------------
Balloon                    248        $1,195,029,962      64.3%      $ 4,818,669    1.46x       7.487%       116.7         69.6%
Fully Amortizing            55           153,209,421       8.3         2,785,626    1.43        7.403        232.2         70.5
Hyperamortizing             19           509,849,899      27.4        26,834,205    1.73        7.093        116.4         64.5
                           ---        --------------     -----       -----------    ----        -----        -----         ----
TOTAL                      322        $1,858,089,282     100.0%      $ 5,770,464    1.53x       7.372%       126.1         68.3%
----------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not add due to rounding.

-------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
                                 LOAN GROUP ONE
-------------------------------------------------------------------------------

                                                                                     DEBT
                                                      PERCENTAGE OF                SERVICE     WEIGHTED     WEIGHTED
                                                        AGGREGATE      CURRENT     COVERAGE    AVERAGE      AVERAGE      WEIGHTED
                        NUMBER OF         CURRENT        CURRENT      PRINCIPAL     RATIO      MORTGAGE    REMAINING     AVERAGE
                         MORTGAGE        PRINCIPAL      PRINCIPAL      BALANCE     WEIGHTED    INTEREST     TERM TO      CURRENT
AMORTIZATION TYPE         LOANS           BALANCE        BALANCE       AVERAGE     AVERAGE       RATE       MATURITY       LTV
----------------------------------------------------------------------------------------------------------------------------------
Balloon                    116        $  580,540,320      48.1%      $ 5,004,658    1.50x       7.5373%      118.5         67.4%
Fully Amortizing            55           153,209,421      12.7         2,785,626    1.43        7.4031       232.2         70.5
Hyperamortizing             15           474,115,923      39.3        31,607,728    1.75        7.0773       116.3         63.5
                            --           -----------      ----        ----------    ----        ------       -----         ----
TOTAL                      186        $1,207,865,664     100.0%      $ 6,493,901    1.59x       7.3397%      132.0         66.3%
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
                                 LOAN GROUP TWO
-------------------------------------------------------------------------------

                                                                                     DEBT
                                                      PERCENTAGE OF                SERVICE     WEIGHTED     WEIGHTED
                                                        AGGREGATE      CURRENT     COVERAGE    AVERAGE      AVERAGE      WEIGHTED
                        NUMBER OF         CURRENT        CURRENT      PRINCIPAL     RATIO      MORTGAGE    REMAINING     AVERAGE
                         MORTGAGE        PRINCIPAL      PRINCIPAL      BALANCE     WEIGHTED    INTEREST     TERM TO      CURRENT
AMORTIZATION TYPE         LOANS           BALANCE        BALANCE       AVERAGE     AVERAGE       RATE       MATURITY       LTV
----------------------------------------------------------------------------------------------------------------------------------
Balloon                    133         $614,489,642       94.5%      $ 4,620,223    1.42x       7.4401%      115.1         71.7%
Hyperamortizing              4           35,733,976        5.5         8,933,494    1.34        7.3058       117.9         78.9
                             -           ----------        ---         ---------    ----        ------       -----         ----
TOTAL                      137         $650,223,618      100.0%      $ 4,746,158    1.42x       7.4328%      115.2         72.1%
----------------------------------------------------------------------------------------------------------------------------------

AIMCO MULTIFAMILY POOL IS SPLIT BETWEEN LOAN GROUP 1 ($29.3MM) AND LOAN GROUP 2 ($79.8MM)

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
         DISTRIBUTION OF REMAINING TERM TO MATURITY (IN MONTHS) (a) (b)
                                   AGGREGATE
-------------------------------------------------------------------------------

                                                                                   WEIGHTED
                                                                                   AVERAGE                  WEIGHTED
                                                       PERCENTAGE                  CURRENT     WEIGHTED     AVERAGE
                                                      OF AGGREGATE     AVERAGE       DEBT      AVERAGE     REMAINING
RANGE OF REMAINING      NUMBER OF         CURRENT       CURRENT        CURRENT     SERVICE     MORTGAGE     TERM TO      WEIGHTED
TERM TO MATURITY         MORTGAGE        PRINCIPAL     PRINCIPAL      PRINCIPAL    COVERAGE    INTEREST     MATURITY     AVERAGE
(MONTHS)                  LOANS           BALANCE       BALANCE        BALANCE      RATIO        RATE        (MOS)     CURRENT LTV
----------------------------------------------------------------------------------------------------------------------------------
69 - 84                      4        $   35,215,338       1.9%       $8,803,835    1.22x       7.831%        74.1         77.5%
85 - 121                   253         1,626,508,777      87.5         6,428,888    1.55        7.356        116.1         67.7
133 - 200                   16            53,515,610       2.9         3,344,726    1.33        7.427        172.1         73.1
201 - 240                   46           127,401,542       6.9         2,769,599    1.43        7.446        235.1         70.3
241 - 251                    3            15,448,016       0.8         5,149,339    1.34        7.220        248.9         76.2
                           ---            ----------       ---         ---------    ----        -----        -----         ----
TOTAL                      322        $1,858,089,282     100.0%       $5,770,464    1.53x       7.372%       126.1         68.3%
----------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not add due to rounding.
(b) "Maturity" means the stated maturity date or, with respect to any Hyper-Amortization Loan, its Anticipated Repayment Date.

-------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERM TO MATURITY
                                 LOAN GROUP ONE
-------------------------------------------------------------------------------

                                                                                     DEBT
                                                      PERCENTAGE OF                SERVICE     WEIGHTED     WEIGHTED
                                                        AGGREGATE      CURRENT     COVERAGE    AVERAGE      AVERAGE      WEIGHTED
RANGE OF REMAINING      NUMBER OF         CURRENT        CURRENT      PRINCIPAL     RATIO      MORTGAGE     ORIGINAL     AVERAGE
TERM TO MATURITY         MORTGAGE        PRINCIPAL      PRINCIPAL      BALANCE     WEIGHTED    INTEREST     TERM TO      CURRENT
(MONTHS)                  LOANS           BALANCE        BALANCE       AVERAGE     AVERAGE       RATE       MATURITY       LTV
----------------------------------------------------------------------------------------------------------------------------------
69 - 84                      3        $   24,535,738       2.0%       $8,178,579    1.20x       8.0489%       71.1         76.7%
85 - 121                   118           986,964,759      81.7         8,364,108    1.64        7.3055       116.2         64.9
133 - 200                   16            53,515,610       4.4         3,344,726    1.33        7.4266       172.1         73.1
201 - 240                   46           127,401,542      10.6         2,769,599    1.43        7.4463       235.1         70.3
241 - 251                    3            15,448,016       1.3         5,149,339    1.34        7.2199       248.9         76.2
                             -            ----------       ---         ---------    ----        ------       -----         ----
TOTAL                      186        $1,207,865,664     100.0%       $6,493,901    1.59x       7.3397%      132.0         66.3%
----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERM TO MATURITY
                                 LOAN GROUP TWO
-------------------------------------------------------------------------------

                                                                                     DEBT
                                                      PERCENTAGE OF                SERVICE     WEIGHTED     WEIGHTED
                                                        AGGREGATE      CURRENT     COVERAGE    AVERAGE      AVERAGE      WEIGHTED
RANGE OF REMAINING      NUMBER OF         CURRENT        CURRENT      PRINCIPAL     RATIO      MORTGAGE     ORIGINAL     AVERAGE
TERM TO MATURITY         MORTGAGE        PRINCIPAL      PRINCIPAL      BALANCE     WEIGHTED    INTEREST     TERM TO      CURRENT
(MONTHS)                  LOANS           BALANCE        BALANCE       AVERAGE     AVERAGE       RATE       MATURITY       LTV
----------------------------------------------------------------------------------------------------------------------------------
81 - 84 months               1         $ 10,679,600        1.6%      $10,679,600    1.26x       7.3300%       81.0         79.4%
85 - 121 months            136          639,544,018       98.4         4,702,530    1.42        7.4345       115.8         72.0
                           ---          -----------       ----       -----------    ----        ------       -----         ----
TOTAL                      137         $650,223,618      100.0%      $ 4,746,158    1.42x       7.4328%      115.2         72.1%
----------------------------------------------------------------------------------------------------------------------------------

AIMCO Multifamily Pool is split between Loan Group 1 ($29.3MM) and Loan Group 2 ($79.8MM)

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                            YEAR OF ORIGINATION (a)
                                   AGGREGATE
-------------------------------------------------------------------------------

                                                                                   WEIGHTED
                                                                                   AVERAGE                  WEIGHTED
                                                       PERCENTAGE                  CURRENT     WEIGHTED     AVERAGE
                                                      OF AGGREGATE     AVERAGE       DEBT      AVERAGE     REMAINING
                        NUMBER OF         CURRENT       CURRENT        CURRENT     SERVICE     MORTGAGE     TERM TO      WEIGHTED
                         MORTGAGE        PRINCIPAL     PRINCIPAL      PRINCIPAL    COVERAGE    INTEREST     MATURITY     AVERAGE
ORIGINATION YEAR          LOANS           BALANCE       BALANCE        BALANCE      RATIO        RATE        (MOS)     CURRENT LTV
----------------------------------------------------------------------------------------------------------------------------------
1998                       308        $1,651,740,610       88.89%    $ 5,362,794     1.55       7.273%       125.1         68.9%
1997                        14           206,348,672       11.11      14,739,191     1.34       8.169        134.2         63.7
                           ---        --------------      ------     -----------     ----       -----        -----         ----
TOTAL                      322        $1,858,089,282      100.00%    $ 5,770,464     1.53       7.372%       126.1         68.3%
----------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not add due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.